Exhibit 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, Theodore Tsagkaris., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Tari Inc., for the fiscal year ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Tari Inc.

Date:  October 12, 2006


                                      /s/  Theodore Tsagkaris
                                      ------------------------------
                                      Theodore Tsagkaris
                                      Secretary, Treasurer & C.F.O.
                                      (Principal Financial Officer and
                                      Principal Accounting Officer)